                                                                   EXHIBIT 10.12

                          REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT is made and entered into this 15th day of March, 1994, among TALX CORPORATION, a Missouri corporation (the "Company"), and INTECH GROUP, INC., a Missouri corporation, and INTECH PARTNERS, L.P., a Missouri limited partnership (collectively referred to herein as the "Purchasers" and individually as a "Purchaser").


                                   RECITALS

     A. The Purchasers will become the beneficial owners of 5,225,636 shares of Common Stock, par value $.0625 (the "Common Stock") of the Company on the date hereof.

     B. The Purchasers may desire, in the future, to sell to the public some or all of the shares of Common Stock.

     C. The Company and the Purchasers therefore deem it to be in their respective best interests to set forth the rights of the Purchasers in connection with public offerings and sales of such Common Stock.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, and intending to be legally bound hereby, the Company and the Purchasers hereby agree as follows:

     1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          "Holder" shall mean the Purchasers, so long as either holds any Registrable Securities, and any person owning Registrable Securities who is a permitted assignee of rights under Section 11 of this Agreement.

          "Merger Agreement" shall mean the Agreement and Plan of Merger dated as of March 15, 1994, among the Company, Acquisition Sub, Inc., a Missouri corporation and a wholly owned subsidiary of the Company, and EKI Incorporated.

          The terms "register," "registered," and "registration" shall mean a registration effected by the preparation and filing of a Registration Statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

          "Registrable Securities" shall mean the Common Stock acquired by the Purchasers pursuant to the Merger Agreement or owned by any subsequent Holder or Holders, and, in each case, all shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, in exchange for, or in replacement of such shares of Common Stock. The term "Registrable Securities" excludes, however, any security (i) the sale of which has been effectively registered under the Securities Act and which has been disposed of in accordance with a Registration Statement, (ii) that has been sold by a Holder in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof (including, without limitation, transactions pursuant to Rules 144 and 144A) such that the further disposition of such securities by the transferee or assignee is not restricted under the Securities Act, (iii) that have been sold by a Holder in a transaction in which such Holder's rights under this Agreement are not, or cannot be, assigned, or (iv) for which the Registration Rights have expired pursuant to Section 14 of this Agreement.

          "Registration Expenses" shall mean all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all (i) registration, qualification and filing fees;
     (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of any Registrable Securities being registered);
     (iii) printing expenses, messenger, telephone and delivery expenses; (iv) internal expenses of the Company (including, without limitation, all salaries and expenses of partners and employees of the Company performing legal or accounting duties); (v) fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of comfort letters customarily requested by underwriters); (vi) reasonable fees and expenses of one counsel for the requesting Holder(s); (vii) fees and expenses of listing any Registrable Securities on any securities exchange on which the Common Stock are then listed; and (viii) fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding any underwriting fees, discounts or commissions attributable to the sale of any Registrable Securities and any fees and expenses of underwriters' counsel (other than as provided in clause (ii) above).

          "Registration Rights" shall mean the rights of the Holders to cause the Company to register Registrable Securities pursuant to Sections 2, 3 and 8 of this Agreement.

          "Registration Statement" shall mean any registration statement or similar document that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the prospectus or preliminary prospectus included therein, all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits to such Registration Statement and all material incorporated by reference in such Registration Statement.

          "Rule 144" shall mean Rule 144 promulgated under the Securities Act or any successor rule thereto.

          "SEC" shall mean the Securities and Exchange Commission.

          "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     2. Request for Registration. Commencing eighteen months after the date hereof, if the Company shall receive a written request (specifying that it is being made pursuant to this paragraph 2) from the Holders of more than fifty percent (50%) of the Registrable Securities that the Company file a registration statement under the Securities Act, or a similar document pursuant to any other statute then in effect corresponding to the Securities Act, covering the registration of (i) at least twenty percent (20%) of the Registrable Securities and (ii) Registrable Securities the expected price to the public of which equals or exceeds $5,000,000, then the Company shall promptly notify all other Holders of such request and shall use its reasonable best efforts to cause all Registrable Securities that Holders have requested be registered to be registered under the Act.

     Notwithstanding the foregoing, (a) the Company shall not be obligated to effect a registration pursuant to this Section 2 during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on a date six (6) months following the effective date of, a registration statement pertaining to an underwritten public offering of securities for the account of the Company, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that the Company's estimate of the date of filing such registration statement is made in good faith; and (b) if the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its reasonable best efforts to file a registration statement shall be deferred for a period not to exceed six (6) months.

     The Company shall be obligated to effect only one registration pursuant to this Section 2. Any request for registration under this Section 2 must be for a firmly underwritten public offering to be managed by an underwriter or underwriters of recognized standing reasonably acceptable to the Company and majority-in-interest of the Holders.

     All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting as provided above.

     Notwithstanding any other provision of this Section 2, if the underwriter determines in good faith that marketing conditions or other relevant factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the requesting Holder, in proportion (as nearly as practicable) to the number of Registrable Securities which each Holder requested be included in such registration. If the number of Registrable Securities to be underwritten has not been so limited, the Company and other holders may include shares of Common Stock for its own account (or for the account of other shareholders) in such registration if the underwriter(s) so agree and to the extent that, in the opinion of such underwriter(s), the inclusion of such additional shares will not adversely affect the offering of the Registrable Securities included in such registration. To the extent that the underwriter wishes to limit the number of shares to be included in the registration on behalf of the Company and other holders, the shares of Common Stock of the other holders (other than those with superior contractual rights) shall be excluded from such offering prior to excluding any shares held by the Company and such other holders.

     3. Incidental Registration. In the event that at any time (but without any obligation to do so) the Company proposes to register any Common Stock in connection with the public offering of such Common Stock solely for cash on any form of Registration Statement in which the inclusion of Registrable Securities is appropriate (other than a registration (i) relating solely to the sale of securities to participants in a Company stock plan, (ii) pursuant to a Registration Statement on Form S-4 or Form S-8 (or any successor forms) or any form that does not include substantially the same information, other than information relating to the selling holders or their plan of distribution, as would be required to be included in a registration statement covering the sale of Registrable Securities, (iii) in connection with any dividend reinvestment or similar plan, or (iv) for the sole purpose of offering securities to another entity or its security holders in connection with the acquisition of assets or securities of such entity or any similar transaction), the Company shall promptly give each Holder written notice of such registration at least thirty
(30) days before the anticipated filing date of any such Registration Statement. Upon the written request of any Holder within fifteen (15) days after the receipt by such Holder of such notice from the Company, the Company shall use its reasonable best efforts to cause to be registered under the Securities Act all of the Registrable Securities that such Holder has so requested to be registered. The Company shall not be required to proceed with, or maintain the effectiveness of, any registration of its securities after giving the notice herein provided, and the right of any Holder to have Registrable Securities included in such Registration Statement shall be conditioned upon participation in any underwriting (including any over-allotment option) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 3, if the underwriter determines in good faith that marketing conditions or other relevant factors require a limitation of the number of shares to be underwritten, then the underwriter may exclude some or all Registrable Securities from such registration and underwriting in accordance with the provisions of Section 3. The Company shall so advise all Holders and the other holders distributing their securities through such underwriting, and the number of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among the Holders and the other holders, in proportion, as nearly as practicable, to the respective amounts of securities held by each Holder and other holders at the time of filing the registration statement; subject to any contractual rights of such other holders not to have the number of securities so included to be reduced. To the extent that the underwriter wishes to limit the number of shares to be included in the registration on behalf of the Company and holders with superior contractual rights, the shares of Common Stock of the Holders shall be excluded from such offering prior to excluding any shares held by the Company and such other holders. If any Holder disapproves of the terms of the underwriting, then he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.


     4. Registration Procedure. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as possible:

          (a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become and remain effective; provided, however, that the Company shall in no event be obligated to cause any registration to remain effective for more than ninety (90) days, except as otherwise required by law;

          (b) prepare and file with the SEC such amendments, post-effective amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement;

          (c) furnish to the Holder(s) of Registrable Securities to be registered, without charge, such number of copies of a prospectus, including a preliminary prospectus, and any amendments or supplements thereto as such Holder(s) may reasonably request and a reasonable number of copies of the then-effective Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

          (d) promptly after the filing of any document that is to be incorporated by reference into a Registration Statement or prospectus, provide copies of such document to the Holder(s) of Registrable Securities covered thereby and any underwriter;

          (e) use its reasonable best efforts to register and qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holder(s); provided, however, that the Company shall not be required to qualify to do business, file a general consent to service of process or subject itself to taxation in any such states or jurisdictions where it would not otherwise be required to so qualify to do business or consent to service of process or subject itself to taxation; and

          (f) notify each Holder of Registrable Securities covered by such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

     5. Obligation of Holders to Furnish Information, Etc. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to any Registrable Securities that each Holder thereof furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such Registrable Securities as shall be required to effect the registration of such Holder's Registrable Securities.

     Each Holder agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 4(f) hereof, such Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the then current prospectus until (i) such Holder is advised in writing by the Company that a new Registration Statement covering the reoffer of Registrable Securities has become effective under the Securities Act, or (ii) such Holder receives copies of a supplemented or amended prospectus contemplated by Section 4 hereof, or (iii) until such Holder is advised in writing by the Company that the use of the then current prospectus may be resumed. The Company shall use its reasonable best efforts to limit the duration of any discontinuance of disposition of Registrable Securities pursuant to this paragraph.

     No Holder shall have any right to take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

     6. Registration Expenses. (a) All Registration Expenses incurred in connection with a registration pursuant to Section 2 (excluding underwriters' discount and commissions) shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2 if the registration request is subsequently withdrawn other than at the request of either the Company or the underwriter or because of market conditions, unless the Holders agree to forfeit their right to demand registration pursuant to Section 2; provided further, that if the Holders' request under Section 2 is made at a time not within seventy-five (75) days after the end of the Company's fiscal year, the Holders shall bear the additional costs and fees of the Company's auditors resulting from the Company's inability to use year-end financial statements in the registration statement initially filed pursuant to their request; and provided further, that the Holders may withdraw a request made within seventy-five (75) days of the end of the fiscal year if the audited financial statements of the Company for such year and at such year-end materially and adversely differ from the information known to such Holders at the time of their request, in which event the Holders shall not be required to pay any of the expenses and shall retain the right to require the Company to register registrable securities pursuant to Section 2.

     (b) In the case of any registration effect pursuant to Section 3, the Holders shall bear any additional registration and qualification fees and expenses (including underwriters' discounts and commissions), and any additional costs and disbursements of counsel for the Company that result from the inclusion of securities held by the Holders in such registration, with such additional expenses of the registration being borne by all Holders pro rata on the basis of the amount of securities so registered; provided, however, that if any such cost or expense is attributable solely to one selling Holder and does not constitute a normal cost or expense of such a registration, such cost or expense shall be allocated to that selling Holder. In addition, each selling Holder shall bear the fees and costs of its own counsel.

     7. Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

          (a) Indemnification. To the extent permitted by law, the Company will indemnify and hold harmless each Holder requesting or joining in a registration, any underwriter (as defined in the Securities Act) for it and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arises out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based on the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading (except where such alleged untrue statement or omission was made in reliance upon and in conformity with the written information furnished by a Holder expressly for use in connection with such registration) or arise out of any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and will reimburse each such Holder, such underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 7(a) shall not apply to amounts paid in settlement of any such loss, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld) nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus or amendments or supplements thereto in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

          (b) To the extent permitted by law, each Holder requesting or joining in a registration will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, and each agent and any underwriter for the Company (within the meaning of the Securities Act) against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person, agent or underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, agent or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld).

          (c) Promptly after receipt by an indemnified party under this paragraph of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this paragraph, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this paragraph, but the omission so to notify the indemnifying party will not relieve him of any liability that he may have to an indemnified party otherwise than under this paragraph.

     8. Registrations on Form S-3.

          (a) If (i) a Holder or Holders request in writing (specifying that it is being made pursuant to this Section 8) that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities for cash the reasonably anticipated aggregate price to the public of which would exceed One Million Dollars ($1,000,000), and (ii) the Company is a registrant entitled to use Form S-3 to register such shares, then the Company shall use its reasonable best efforts to cause such shares to be registered on Form S-3 (or any successor form to Form S-3); provided, however, that the Company shall not be required to file more than one registration statement in any one calendar year; provided further, that the Company may delay, suspend or withdraw any registration or qualification for a period not exceeding 90 days if the Company in good faith determines that any such registration would adversely affect an offering or contemplated offering of any securities by the Company or any other contemplated material corporate event; and provided, further, that the Company shall not be required to register Registrable Securities pursuant to this Section 8 within twelve
     (12) months after the effective date of a Registration Statement referred to in Section 2 or 3 hereof pursuant to which the Holders were afforded the opportunity to register all of the Registrable Securities.

          (b) All Registration Expenses incurred in connection with a registration requested pursuant to Section 8(a) shall be borne by the

     Holder or pro rata by the Holders participating in the registration pursuant to Section 8(a) on the basis of the amount of securities so registered.

          (c) The Registration Rights under this Section 8 are in addition to, and not in lieu of, their rights to registration under Section 2 or 3.

     9. Reports under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to use its reasonable best efforts, so long as its Common Stock is registered under the Exchange Act, to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times subsequent to ninety (90) days after the effective date of the first registration statement covering an underwritten public offering filed by the Company;

          (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

          (c) furnish to any Holder so long as such Holder owns any Registrable Securities forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents so filed by the Company as may be reasonably requested in availing any Holder of any rule or regulation of the SEC permitting the selling of any such securities without registration.

     10. Lockup Agreement. Each Holder agrees in connection with any registration of the Company's securities that, upon the request of the Company or underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for a period of time, not to exceed one hundred twenty (120) days, from the effective date of such registration as the Company or the underwriters may specify.

     11. Assignment of Registration Rights. The Registration Rights may be assigned by the Purchasers to a transferee or assignee of Registrable Securities who acquires at least 52,000 shares of Common Stock, provided that (i) the Company is, promptly upon such transfer, furnished with written notice of the name and address of such transferee or assignee and the Registrable Securities with respect to which such Registration Rights are being assigned, (ii) the transfer of such Registrable Securities is effected in accordance with all applicable securities laws, (iii) immediately following such transfer the further disposition of such Registrable Securities by the transferee or assignee is restricted under the Securities Act, (iv) the transferee executes and agrees to be bound by this Agreement, an executed counterpart of which shall be furnished to the Company, provided, that no rights shall be transferred to a purchaser of Registrable Securities sold pursuant to a registration statement under the Securities Act or pursuant to a transaction under Rule 144 thereunder.

     12. Certain Limitations in Connection with Future Registration Rights. From and after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company providing for the granting to such holder of registration rights, unless such agreement:

          (a) includes the equivalent of Section 10 as a term; and

          (b) includes a provision that, in the case of a public offering involving an underwritten registered offering under Section 2, protects and the Holders and other parties with superior contractual registration rights if marketing factors require a limitation on the amount of securities to be included in the underwriting in the manner in which the Company and the Holders and other parties with superior contractual registration rights are protected under the last paragraphs of Sections 2 and 3.

     13. Amendment of Registration Rights. Any provision of this Agreement may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder(s) of a majority of Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 13 shall be binding upon each Holder of any Registrable Securities, each future Holder of such securities and the Company.

     14. Termination of Registration Rights. If the number of shares of Registrable Securities owned by a Holder represents less than one percent (1%) of the total number of shares of Common Stock then outstanding, then such Holder's Registration Rights relating to such Registrable Securities shall terminate on the date such Holder is able to dispose of all of its shares of Registrable Securities in any 90-day period pursuant to Rule 144. All Registration Rights of a Holder under this Agreement shall terminate as of the later of (i) the date seven (7) years following the date hereof or (ii) two years after an initial public offering of the Common Stock the Company;

provided, that if any of the rights of an original Holder hereunder shall have been assigned, the rights of the assignee shall terminate as of the date seven
(7) years following the date hereof or, if such date shall have passed, as of the effective date of such assignment.

     15. Information Confidential. No Holder may use any confidential information received by it pursuant to this Agreement in violation of the Exchange Act or reproduce, disclose, or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information and its attorneys), except to the extent reasonably related to the exercise of rights under this Agreement, unless such information has been made available to the public generally (other than by such recipient in violation of this Section 15) or such recipient is required to disclose such information by a governmental body or regulatory agency or by law in connection with a transaction that is not otherwise prohibited hereby.

     16. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, air-courier guaranteeing overnight delivery, or by facsimile with confirming copies sent by registered first- class or certified mail:

          (a) If to the Purchasers:

              If to the Company:                 1850 Borman Court
                                                 St. Louis, MO 63146

              If to a Holder:                    To the address specified in the
                                                 notice delivered by the Holders
                                                 to the Company as provided in
                                                 Section 11 hereof.

          (b) All such notices and other communications shall be deemed to have been delivered and received (i) in the case of personal delivery, facsimile, telex, telecopier or telegram, on the date of such delivery,
     (ii) in the case of air courier, on the business day after the date when sent and (iii) in the case of mailing, on the third business day following such mailing.

          (c) From time to time as the Company may request, each Holder shall provide to the Company such evidence or documentation reasonably satisfactory to the Company, in its sole discretion, certified by an appropriate officer of such Holder, regarding the amount of Common Stock beneficially owned by such Holder and its status as an "affiliate" under the Securities Act.

     17. Successors and Assigns. Subject to the provisions of Sections 11 and 14 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties.

     18. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     19. Headings. The headings to sections and paragraphs in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning or interpretation hereof.

     20. Governing Law. This Agreement shall be governed by and constructed in accordance with the laws of the State of Missouri.

     21. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     22. Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.


                                        TALX CORPORATION

                                        By
                                           -------------------------------------
                                           President


                                        INTECH GROUP, INC.

                                        By
                                           -------------------------------------
                                           President

                                        INTECH PARTNERS, L.P.

                                        By
                                           -------------------------------------
                                                  Managing General Partner